SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

[ ]	Preliminary Information Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[X]	Definitive Information Statement
CHINA PHARMA HOLDINGS, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

CHINA PHARMA HOLDINGS, INC.
2nd Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China

May 5, 2010

Dear Stockholder:

The accompanying Information Statement is being furnished to the holders of shares of the Common Stock of China Pharma Holdings, Inc. (the "Company"), a Delaware corporation.  The Board of Directors (the "Board") is not soliciting your proxy and you are requested not to send us a proxy.  The purpose of this Information Statement is to notify you of actions already approved by written consent of a majority of the voting stockholders and the Board.

(1)           To reelect the following individuals as independent directors to serve for another term stated;

G. Michael Bennett
Yingwen Zhang
Baowen Dong

(2)        To reelect the following individuals as non-independent directors to serve for another term stated;

Zhilin Li
Heung Mei Tsui

(3)           To increase the total number of shares which the Company is authorized to issue from SIXTY MILLION (60,000,000) shares to One Hundred MILLION (100,000,000) shares, NINETY FIVE MILLION (95,000,000) shares of which shall be Common Stock and FIVE MILLION (5,000,000) shares of which shall be created as Preferred Stock.

The enclosed Information Statement is being mailed on or about May 5, 2010 to stockholders of record as of the close of business on April 22, 2010.  You are urged to read the enclosed Information Statement in its entirety.

                           For the Board of Directors of
                           CHINA PHARMA HOLDINGS, INC.

                      By:  /s/  Zhilin Li
                          ____________________
           Zhilin Li
                          Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

CHINA PHARMA HOLDINGS, INC.
2nd Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China
Phone: (0086-898-66811730 (China)

May 5, 2010

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the Common Stock (the “Shareholders”), par value $.001 per share (the "Common Stock"), of China Pharma Holdings, Inc., a Delaware Corporation (the "Company"), to notify such Stockholders of the following:

On April 22, 2010, the Board of Directors (the “Board”) unanimously adopted resolutions approving the Restated Certificate as set forth in Appendix A.

On or about April 22, 2010 the Company received written consents in lieu of a meeting of Stockholders from holders of 23,093,966 shares representing approximately53.342% of the 43,293,642 total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders"): 1) to reelect the following three individuals to continue to serve for another term as independent members of the Board of Directors of the Company: G. Michael Bennett, Yingwen Zhang and Baowen Dong; and 2) to reelect the following three individuals to continue to serve for another term as non-independent members of the Board of Directors of the Company：Zhilin Li and Heung Mei Tsui; and 3) to increase the total number of shares which the Company is authorized to issue from SIXTY MILLION (60,000,000) shares to One Hundred MILLION (100,000,000) shares, NINETY FIVE MILLION (95,000,000) shares of which shall be Common Stock and FIVE MILLION (5,000,000) shares of which shall be created as Preferred Stock.

The Preferred Stock may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

On April 22, 2010, pursuant to Delaware General Corporation Law (“DGCL”), the Board of Directors of the Company approved the above-mentioned actions, subject to Stockholder approval. According to DGCL, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company’s Articles of Incorporation.  The Majority Stockholders approved the action by written consent in lieu of a meeting on April 22, 2010, in accordance with the DGCL. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

In order to eliminate the costs and management time involved in holding a special meeting, in order to ratify the appointments as early as possible, and in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on April22, 2010, as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the foregoing action will not become ratified until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about May 5, 2010 to all Stockholders of record as of the Record Date.

OUTSTANDING VOTING SECURITIES

As of the date of the consent by the Majority Stockholders, April 22, 2010, the Company had 43,293,642 shares of Common Stock issued and outstanding.  Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

April 22, 2010, the holders of 23,093,966 shares representing approximately 53.342% of the 43,293,642 shares of Common Stock then outstanding executed and delivered to the Company a written consent approving the actions set forth herein. Since the actions have been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides in substance that unless the Company's Certificate of incorporation provides otherwise, stockholders may take action without a meeting of Stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

 SECURITY OWNERSHIP OF MAJORITY BENEFICIAL OWNERS

The following table sets forth the number and percentage of shares of our Common Stock owned as of April 22, 2010 by our majority beneficial owners. Unless otherwise indicated, each of the Stockholders has sole voting and investment power with respect to the shares beneficially owned.

The number of shares of Common Stock issued and outstanding on April 22, 2010 was 43,293,642 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on April 22, 2010, plus shares of Common Stock subject to options/warrants held by such person on April 22, 2010 and exercisable within 60 days thereafter.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENTOF CLASS

Named Majority Shareholders

Zhilin Li	10,000,000	23.098%

Heung Mei Tsui	9,312,651	21.510%

Jian Yang	2,278,815	5.263%

Frank Waung	2,500	0.006%

XiaoYun Chen	1,500,000	3.464%

Total Shares Owned by Persons Named Above	25,853,086	53.341%

(1) The address of Ms. Li is 2nd Floor, No.17, Jinpan Road, Kaikou, Hainan Province, China. The address of Mr. Waung is 72 Great Hills Road, Short Hills, New Jersey 07078. The address of Ms. Tsui is Flat F, 3rd Fl., Mayson Garden Bldg, 68 Hing Fat St., Causeway Bay, Hong Kong. The address of Ms. Yang is 1 Haoyuan ST, RM 5B, Blog 7, Asia Luxury Garden, Haikou, Hainan Province, China. The address of Ms. Chen is No.491, Bin Hai Xin Cun, Haikou, Hainan Province, China.

RE-ELECTION OF DIRECTORS

The board of directors is composed of Zhilin Li, Heung Mei Tsui, Gene Michael Bennett, Yingwen Zhang and Baowen Dong.  On or about April 22, 2010, we have re-elected the above five (5) members to our Board of Directors. Among them, Gene Michael Bennett, Yingwen Zhang and Baowen Dong are independent directors; Zhilin Li and Heung Mei Tsui are non-independent directors. The Board and majority shareholders have approved the re-election of the above five directors.

IDENTIFICATION OF THE FIVE REELECTED DIRECTORS

The name, age, the year in which each first became a director and their principal occupations or employment during the past five years are as follows:

Name	Age	Position	First Year to Be a Director
Zhilin Li	57	Director, President and Chief Executive Officer	2006
Heung Mei Tsui	53	Director	2005
Gene Michael Bennett	62	Independent Director	2008
Yingwen Zhang	65	Independent Director	2008
Baowen Dong	69	Independent Director	2008

Resumes

Zhilin Li

Ms. Li is the director, President and Chief Executive Officer (“CEO”) of the Company. She was a founder of Helpson, and served as chairman and CEO of Helpson from 1993 to 2005. She is of sophisticated management experience and outstanding leadership and contributed a lot to the development of Helpson. Ms. Li was formerly the president of Haikou Bio-engineering Institute as well as the vice president of Sichuan Institute of Biology.  She graduated from Sichuan University majoring in biology.  Her major in bio-engineering field is also what the Company seeking for since the Company is a biology-based corporation.  She has been acting as the CEO of China Pharma Holdings Inc. since 2005 and acting as a director since 2006 with her distinguished managerial ability and biology expertise.

Heung Mei Tsui

Ms. Tsui graduated from Hunan Financial & Economic College in 1982. She used to be engaged in pharmaceutical chemical raw material import/export business. Her experience in the trading side of the business affords her unique insights into the pharmaceutical industry. Ms. Tsui has been a self-employed businesswoman engaged in strategic investments. Her presence in the Board benefits the company greatly in areas of strategic planning and execution. Ms. Tsui has served as a member of our board of directors from 2005 to 2008. Ms. Tsui rejoined the board on April 28, 2009.

G. Michael Bennett

G. Michael Bennett graduated from Michigan State University and University of Michigan. Mr. Bennett obtained his CPA license from the State of Colorado, but is currently inactive. He currently is a DBA candidate in Corporate Governance at City University of Hong Kong.  He acted as CFO and Board Member in National Automobile Club from 1983 to 1986. After that, he worked as an accounting, tax, and audit professor in California State University from 1986 to1989, and as an accounting and audit professor in Chapman University from 1989 to 1993.  He served as the CFO and Board Member in Argonaut Computers from 1993 to1998 in Southern of California. During 1998-2000, he was a basic law, accounting and tax professor in University of Hawaii and accounting, tax and audit professor in Chaminade of Honolulu. He acted as a partner of ProCFO Company based in California which provided contract CFO service for firms during 2000-2004.  He was also a partner of Nexis Investment Consulting Corporation based in Beijing during 2004-2009. Mr. Bennett presently serves as CEO of American General Business Association – Beijing, China (AGBA),a non-governmental organization (NGO), from 2009 to present and is also the CFO for CAEI whose headquarters is in ZhuHai, PRC from 2009 to present. In addition, he is the Audit Committee Chair for the Boards of Directors for CAGC (China Agritech) and for SHZ (ShenZhou Mining & Resources). Mr. Bennett’s extensive background in accounting, financial management and reporting, including SEC related reporting well qualify Mr. Bennett for the Board of Directors of CPHI and as the independent financial and accounting expert on the Board.

Yingwen Zhang

Mr. Zhang graduated from the Chemical Engineering Department of Tianjin University in 1967. In his early career he was a chemical-engineer, then rising to become senior manager for several chemical corporations in China. From 1983 to 1988 Mr. Zhang served as the CEO of a large chemical SOE (State Operated Enterprise) affiliated with the SINOPEC Group. He was also appointed as the Director-General to Sichuan Provincial Foreign Trade and Economic Cooperation Bureau (the Commercial Bureau of Sichuan Province, China) from 1988 to 2000. After that, he was appointed as the Commercial Counsellor of the China Embassy in Malaysia for five years.  Mr. Zhang was the representative of the 9th Nation People’s Congress of China (NPC). He acted as Senior Consultant of SINOFERT Holdings, Ltd. (HK 297) of SINOCHEM Group from 2005 to 2009. Mr. Zhang currently serves as the General Manger and CEO of Shanghai Reseat Medical Tech Co. Ltd. (a medical device producer).  Mr. Zhang’s extensive knowledge in areas of government regulation and policies as well as his vast experience in senior management in the private sector qualify him as an independent director of the Company.

Baowen Dong

Baowen Dong graduated from Xi’an University of Science and Technology in 1966. He had been engaged in the field of communication technology from 1966 to 1974. Since then he has had different roles in areas of teaching and research (such as dean, professor) in Sichuan University from 1974 to 2001. Following that he concentrated on biomedical and medical information researches. He sat in the expert team of the Sichuan University from 2003 to 2008, doing teaching evaluation and assessment work in Engineering and Medical Science faculty. In recent years, he has been focusing on the research of China's Health Care Reform. He joined the Company as an independent director in 2008; his academic background adds value to the Company in respect of research and development.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and position of our current directors and executive officers:

Name	Age	Position
Zhilin Li	57	Director, President and Chief Executive Officer
Frank Waung	45	Chief Financial Officer
Heung Mei Tsui	53	Director
Gene Michael Bennett	62	Independent Director
Yingwen Zhang	65	Independent Director
Baowen Dong	69	Independent Director
Jian Yang	55	Secretary

The exists no arrangement or understanding between any of the Company’s officers and any other person(s)  pursuant to which any of the executive officers were selected as an officer.

Besides the five directors which have been provided in foregoing paragraph, set forth below is the Resumes of the rest executives:

Frank Waung: Mr. Waung has served as the Chief Financial Officer (“CFO”) of the Company since April 28, 2009.  Mr. Waung worked for Hickey Freihofner Capital as an investment banker with China focus from 2008 till April 28, 2009. Mr. Waung worked for Dellacamera Capital Management as a special situation analyst in 2007. Mr. Waung acted as a senior market economist in Cowen & Co. from 2000 to 2003 and as a convertible security trader from 2003 to 2006. He worked for Credit Suisse First Boston as a quantitative marketer from 1994 to 1998. Mr. Waung received his bachelor’s degree from University of California in 1988 and received his master’s degree in business administration from University of Pennsylvania in 1994.

Jian Yang: Ms. Yang has been the Secretary of the Company since October 19, 2005.  She is a founder and director of Helpson.  Ms. Yang was a technician at the Sichuan Institute of Biology in 1990 and vice president of Haikou Biomedicine Engineering Co., Ltd. in 1991.  Ms. Yang obtained her MBA degree at the University of Wales, England.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Since April 28, 2009, the board of directors has been composed of Zhilin Li, Heung Mei Tsui, Gene Michael Bennett, Yingwen Zhang and Baowen Dong, among whom Gene Michael Bennett, Yingwen Zhang and Baowen Dong are independent directors. The Company has standing audit, nominating and compensation committees of the board of directors, all composed of the above three independent directors.

As is common practice among public companies in the United States, the Board has appointed the Company's Chief Executive Officer to serve as Chairman of the Board.  The Board's leadership structure has combined the positions of Chairman and CEO since the Company was founded, Zhilin Li has served as Chairman and CEO since 2005. The Company has not appointed a separate lead director.

The Board of Directors and each of the committees of the Board of Directors indentifies, prioritizes and evaluates various risks that are in the purview of their charters. Management also independently identifies, prioritizes and evaluates enterprise risks. Management regularly reports on such risks to the Board of Directors. Particular financial risks are overseen by the Audit Committee of the Board. The enterprise risk management program as a whole is reviewed annually. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or any Committee. Also, the Compensation Committee periodically reviews the most important enterprise risks to ensure that compensation programs do not encourage excessive risk-taking.

The Company believes that the combination of the Chairman and CEO roles provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy and is important in unifying the Company's strategy behind a single vision.  In addition, we have found that our CEO is the most knowledgeable member of the Board regarding risks the Company may be facing and, in her role as Chairman, is able to facilitate the Board's oversight of such risks. If a structure was established that required an independent director to serve as Chairman, the Board believes it would impair its ability to select the most qualified individual to serve as Chairman.  This would not be in the best interests of the Company and its shareholders.

LEGAL PROCEEDINGS

There have been no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder has been a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

CERTAIN TRANSACTIONS

No interested or affiliated person of the Corporation has had any material interest, direct or indirect, in any material transaction since the beginning of the fiscal year ended December 31, 2009 to which the Corporation was or is to be a party.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than ten percent (10%) of the company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers and directors and greater than ten percent (10%) shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all section 16(a) forms they file.  Based on its review of the copies of such forms received by the Company, the Company believes that during the year ended December 31, 2009, all such filing requirements applicable to its officers and directors were complied with.

CODE OF ETHICS

On July 8, 2008, the Company adopted a code of business conduct and ethics for all directors and employees (including officers) within the meaning of the regulations adopted by the Commission under section 406 of the Sarbanes - Oxley Act of 2002.  The code has been designed to deter wrongdoing and promote: honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Commission and in other public communications made by us; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons; and accountability for adherence to the code. The application of the code to the persons it applies to may only be waived by our Board of Directors in accordance with Commission regulations and the Sarbanes - Oxley Act of 2002. A copy of the code may be obtained by sending a written request to our corporate secretary.

DIRECTOR INDEPENDENCE AND BOARD MEETINGS

The Company’s business is managed under the director of the board of directors.  The board meets on a regularly scheduled basis to act on matters requiring board approval.  It also holds special meetings when an important matter requires action by the board between scheduled meetings.  The board of directors held 2 meetings during the fiscal year ended December 31, 2009.  The attendance rate of 2009 of all directors is 100% during the periods that they served as directors.  During the fiscal year ended December 31, 2009 the board consisted of five members, three of which were independent under the independence standards applicable to the small business issuer.  Their names are G. Michael Bennett, Yingwen Zhang and Baowen Dong.

COMMITTEES

The Company has standing audit, nominating and compensation committees of the board of directors.

The three independent directors, Gene Michael Bennett, Yingwen Zhang and Baowen Dong have served on the Audit Committee since February 1, 2008.  Mr. Bennett, the Chairman of the Audit Committee, is an audit committee financial expert serving on the Audit Committee.  The Company has an audit committee charter, incorporated by reference to Exhibit 99.1 of our annual report on Form 10-K filed on March 17, 2009. For the year ended December 31, 2009, the Company’s audit committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the Company’s independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380),1 as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees ),2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant's independence; and (iv) recommended that the audited financial statements be included in the company's annual report on Form 10–KSB for the fiscal year ended Dismember 31,2006, for filing with the Securities and Exchange Commission.

The Company established the Nominating and Compensation Committee of the Board of Directors on August 26, 2009. The Committee now consists of the three independent directors: Yingwen Zhang, Gene Michael Bennett and Baowen Dong. Mr. Zhang has been selected as the Chairman of the Nominating and Compensation Committee. The Company has a charter of the nominating and compensation committee, incorporated by reference to Exhibit 99.2 of our annual report on Form 10-K filed on March 17, 2009.

The nominating committee considers any person nominated by security holders that is reputable and that has experience in the industry in which the Company operates or business experience in general.  The board will also consider the extent of any nominee’s educational background in deciding whether to nominate a person for a directorship position.  The Company does not pay any fee to third parties for helping the board to nominate or evaluate director candidates and the board does not obtain such services from any third party.

The compensation committee meets annually to determine executive officer compensation.  The compensation committee has complete authority for establishing executive officer compensation.  The board does not delegate any authority with respect to the executive officer compensation.  The board has not engaged any compensation consultants in determining or recommending the amount or form of executive and director compensation.  The board has determined not to pay any directors fee of any nature for the foreseeable future.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Heung Mei Tsui (1)	16,000	—	—	—	—	—	16,000
Zhilin Li	16,000	—	—	—	—	—	16,000
Gene Michael Bennett	16,000	—	—	—	—	—	16,000
Yingwen Zhang	5,865	—	—	—	—	—	5,865
Baowen Dong	5,865	—	—	—	—	—	5,865

(1) The Company will pay the annual cash compensation to Ms. Tsui at the amount of $16,000 in about May 2010.

Our three independent directors are entitled to the following compensation under the engagement letter: Mr. Bennett’s compensation consists of $16,000 per year, payable quarterly within 5 days of the start of the quarter, and 5,000 warrants of common stock with an exercise price of $3.32 per share; Mr. Zhang and Mr. Dong are each entitled to RMB40,000 (approximately $5,865) annually, payable quarterly within 5 days of the start of the quarter.

The three independent directors received the above cash compensation during the fiscal year ended December 31, 2009.  No equity compensation has been awarded to Mr. Bennett till the date of this Form 10-K.  We currently reimburse directors for travel expenses associated with their work for the company but our internal directors currently do not receive any other compensation in the capacity of directors.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our chief executive officer, chief financial officer and secretary during the last three fiscal years in all capacities to us, our subsidiaries and predecessors (collectively, the "Named Executive Officers").  No other executive officers received compensation in excess of $100,000 during the fiscal years ended December 31, 2009 and 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Option Awards ($)(f)	All Other Compensation ($)(i)	Total ($)(j)
Zhilin Li Director, CEO and President (2)	2009 2008 2007	$117,302 $117,084 $104,976	—	—	$117,302 $117,084 $104,976

Xinhua Wu, Former CFO and Director (3)	2009 2008 2007	$ 5,103 $73,177 $65,610	—	—	$ 5,103 $73,177 $65,610

Frank Waung, CFO (4)	2009	$ 36,000	$ 134,600 (1)	$ 10,000	$180,600

Jian Yang, Secretary, (5)	2009 2008 2007	$73,314 $73,177 $65,610	—	—	$73,314 $73,177 $65,610

(1)  Represents the dollar amounts recognized in the Company’s year-end 2009 financial statements for reporting purposes in accordance with FASB ASC Topic 718.  Amounts shown cover awards granted in 2009.  The amounts represent the compensation costs of awards that are paid in options to purchase shares of the Company’s common stock, the amounts do not reflect the actual amounts that may be realized by the named executive officer.  A discussion of the assumptions used in calculating these values may be found in Note 8 to the consolidated audited financial statements in the Form 10-K filed on March 4, 2010.

(2) Zhilin Li has been our CEO and president since October 20, 2005.  As of January 20, 2006, Zhilin Li was elected as the director of the Company.

(3) Effective April 28, 2009, Mr. Xinhua Wu resigned as our Chief Financial Officer and Director.

(4) Effective April 28, 2009, Mr. Frank Waung was elected as the Chief Financial Officer of the Company.

(5) Jian Yang has been our corporate secretary since October 20, 2005.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2009, we had the following outstanding equity awards:

Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
(a)	(b)	(c)	(d)	(e)	(f)
Frank Waung	50,000 50,000	—	—	$2.75 $2.75	April 27, 2012 September 29, 2012

(1) On October 13, 2009 the Company issued options to purchase 100,000 shares of common stock at an exercise price of $2.75 per share to Frank Waung, the Chief Executive Officer of the Company pursuant to its 2009 Stock Option Plan.  The option vests in two equal tranches on April 28, 2010 and September 30, 2010 and expire two years from the respective vesting dates.

Stock Options and Stock Appreciation Rights

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	100,000	$2.75	900,000
Equity compensation plans not approved by security holders	—	—	—
Total	100,000	$2.75	900,000

Under the China Pharma Holdings, Inc. 2009 Stock Option Plan (the “Plan”), a maximum of one million shares of our common stock are available for issuance, subject to adjustment.  The Plan permits the grant of options, stock appreciation rights, restricted stock, restricted stock units or other right or benefit under the Plan.  The exercise price per share with respect to each option and each stock appreciation rights is determined by the administrator, provided that the exercise price per share cannot be less than the fair market value of a share on a grant date in case of an incentive share option and the exercise price per share cannot be less than eighty-five percent (85%) of the fair market value of a share on a grant date in case of a non-qualified share option.  The Plan will terminate 10 years following the earlier of (i) the date it was adopted by our Board of Directors or (ii) the date it became effective upon approval by our stockholders, unless sooner terminated by our Board of Directors pursuant to the Plan.  The Plan was adopted by our Board of Directors on September 2, 2009.

Employment Agreements

Our subsidiary Helpson has employment agreements with the following executive officers:

Ms. Zhilin Li entered into an Employment Agreement with Helpson, which provides that Ms. Li is employed by Helpson to perform executive management.  The term of her employment is from July 1, 2005 to June 30, 2010.  Her annual salary is RMB800,000.  Ms. Jian Yang was employed by Helpson to act as its Deputy General Manager.  The term of her employment is from July 1, 2005 to June 30, 2010.  Her annual salary is RMB500,000.

Payment of Post-Termination Compensation

The company does not have change-in-control agreements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

On or about April 22, 2010 the Company received written consents in lieu of a meeting of Stockholders from holders of 23,093,966 shares representing approximately 53.342% of the 43,293,642 total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") to increase the number of our authorized Common Stock from 60,000,000 to 95,000,000 shares .

By increasing our authorized shares of Common Stock, we will have additional shares of stock available for future actions, including acquisitions, capital raising transactions and employee stock incentive plans.  Increasing our number of authorized shares of Common Stock will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

●Acquisitions and mergers,
●Financing transactions to improve our financial and business position,
●Stock splits or stock dividends,
●Recruiting employees and executives,
●Employee benefit plans, and
●Other proper business purposes.
If additional shares are readily available, our Board of Directors will be able to act quickly to issue additional shares without spending the time and incurring the expense of soliciting proxies and holding additional stockholders’ meetings.  The Board, however, may issue additional shares of Common Stock without action on the part of the stockholders only if the action is permissible under Delaware law, and only if the rules of the exchange on which the Common Stock is then listed permit those issuances.

The additional authorized shares of Common Stock could also be used in the future to discourage other persons from attempting to gain control of China Pharma by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management.  These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of China Pharma.  We are not currently aware of any effort to obtain control of China Pharma and have no plans to use the new shares for purposes of discouraging any such effort.  We have no current plans to issue any of the additional shares; however, increasing the number of authorized shares would permit us to meet future business and financial needs potentially involving the issuances of new shares, should we determine that such action is advisable in the future.  Issuing any additional shares of our Common Stock at a price less than the current market price for our Common Stock would dilute our current stockholders’ interests.

CREATE AUTHORIZED SHARES OF PREFERRED STOCK

On or about April 22, 2010 the Company received written consents in lieu of a meeting of Stockholders from holders of 23,093,966 shares representing approximately 53.342% of the 43,293,642 total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") to create 5,000,000 shares of the Preferred Stock.

The Preferred Stock may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

Up to the date of this report, the Company has no plans, arrangements or understandings relating to the issuance of the above newly authorized but unissued preferred stock. However, the future plan of the preferred stock would surely be in the best interests of the Company and its shareholders.

AMENDED CERTIFICATE OF INCORPORATION

The Board of Directors has determined that it would be in the best interests of the Company to amend the Company's Certificate of Incorporation in order to effect the increase in authorized shares.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the annual ended December 31, 2009;

All of these documents which are being incorporated by reference into this 14C.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under the DGCL, the Company’s articles of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted as set forth herein.

EFFECTIVE DATE OF RATIFICATION

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the action stated herein, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be ratified on or about the close of business on May 25, 2010.

By Order of the Board of Directors By: /s/ Zhilin Li ------------------------- Zhilin Li Chairman

Annex A

AMENDED AND RESTATED
OF CERTIFICATE OF INCORPORATION
__________________________________

China Pharma Holdings Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), does hereby certify as follows:

1. The current name of the Corporation is China Pharma Holdings Inc.

2. The provisions of the Certificate of Incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled the Amended and Restated Certificate of Incorporation of China Pharma Holdings Inc.

3. The resolution setting forth the amendment and restatement has been duly approved by the stockholders of the Corporation in accordance with the General Corporation Law of the State of Delaware and is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be, and hereby is, amended and restated in its entirety as follows:

     1.     The name of the corporation is China Pharma Holdings Inc.

     2.     Its registered office in the State of Delaware is located at 1209 Orange Street, Corporation Trust Center, Wilmington, New Castle County, Delaware 19801.  The name and address of the registered agent is The Corporation Trust Company, 1209 Orange Street, Corporation Trust Center, Wilmington, and New Castle County, Delaware 19801.

    3.     The nature of the business or purposes to be conducted or promoted by the Corporation are:

          (a)     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware;

          (b)      To manufacture pharmaceutical products and health products;

          (c)      To  purchase,  take,  own,  hold, deal in, broker, mortgage or otherwise  encumber  and  to  lease,  sell, exchange, convey, transfer or in any manner  dispose  of  real  property;

          (d)     To  enter  into  partnerships,  joint  ventures,  or  other arrangements  for  sharing  profits or cooperate with any entity carrying on any business  capable  of  being  conducted  so  as  to benefit this Corporation; to acquire  the  assets  and assume the liabilities of any entity and/or to acquire all  or  part of the stock of any corporation; to pay for the assets or stock in cash,  stock  or otherwise; to hold or dispose of the property so purchased; and to  conduct  any  business so acquired; or dispose of the property so purchased; and  to  conduct  any  business  so  acquired;

          (e)     To  borrow  and  lend  money  and to negotiate loans; to draw, accept  and  endorse  notes,  accounts receivable, bonds, stocks, debentures and other  securities;  to  subscribe  for,  buy, sell, acquire, hold and dispose of shares  of stock, bonds, accounts and other securities of any government, person or  corporation;  and  to  guarantee  obligations of any other person or entity;

          (f)     To  do any or all of the things herein set forth as principal, agent,  contractor, trustee or otherwise, alone or jointly, with natural persons or  any  legal  entity;  and

          (g)     To  have  one or more offices and to conduct any or all of its operations  and  business and to promote its objects within or without the State of  Delaware,  without  restriction  as  to  place  or  amount.

     The  objects and purposes specified herein shall be regarded as independent objects  and  purposes and, except where otherwise expressed, shall be in no way limited  nor restricted by reference to or inference from the terms of any other clause  or  paragraph  of  this  Certificate  of  Incorporation.

     In  addition,  the  foregoing shall be construed both as objects and powers and the enumeration thereof shall not be held to limit or restrict in any manner the  objects  or  purposes of the Corporation or the general powers conferred on this  Corporation  by  the  laws  of  the  State  of  Delaware.

     4.     The total number of shares of stock which the Company shall have the authority to issue is ONE HUNDRED MILLION (100,000,000) shares, NINETY FIVE MILLION (95,000,000) shares of which shall be Common Stock and FIVE MILLION (5,000,000) shares of which shall be Preferred Stock.

The Preferred Stock may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation. The Board of Directors is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting power, if any, of shares of Preferred Stock or any series thereof.

     5.     The number of directors constituting the entire Board of Directors of the Corporation shall be not less than three nor more than nine, with specific number to be as authorized from time vote of a majority of the entire Board of Directors.

     6.     The capital stock of the Corporation is nonassessable.

     7.    The name and mailing address of the incorporator of the corporation is as follows:

Name	Mailing Address

Stephen A. Zrenda, Jr.	1520 Bank One Center
100 N. Broadway
Oklahoma City, OK 73120-8601

     8.     The Corporation shall have perpetual existence.

     9.  The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law (the "Law") of the State of Delaware, as the same may be amended and supplemented, indemnify its directors and officers.

     10.   The  Corporation  reserves  the  right  to  amend, alter, change or repeal  any  provision  contained  in  this Certificate of Incorporation, in the manner  now  or  hereafter  prescribed by statute, and all rights conferred upon shareholders  herein  are  granted  subject  to  this  reservation.

 IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and Chief Executive Officer on the ___day of _______, 2010.

By:	/s/ Zhilin Li
(Authorized Officer)
Names:	Zhilin Li, President & CEO

Annex B

AMENDED AND RESTATED
BYLAWS
OF
CHINA PHARMA HOLDINGS, INC.

SECTION 1. OFFICES

          1.1. Registered Office. The registered office of the corporation shall be established and maintained at 1209 Orange Street, Corporation Trust Center, Wilmington, New Castle County, Delaware 19801.

         1.2. Principal Office. The principal office of the Corporation shall be located at the principal place of business of such other place as the Board of Directors ("Board" and each a "Director") may designate. The Corporation may have such other offices as the Board may designate or as the business of the Corporation may require.

SECTION 2. STOCKHOLDERS

         2.1. Annual Meeting. The annual meeting of the stockholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the Corporation's fiscal year, such date and time to be determined by the Board.

         2.2. Special Meetings. Special meetings of the stockholders may be called at any time by the President or a majority of the Board.

         2.3. Date, Time and Place of Meeting. Except as otherwise provide in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

         2.4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each stockholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on an amendment to the Certificate of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the Corporation's assets other than in the regular course of business or the dissolution of the Corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to stockholders entitled to notice of or to vote as of the new record date.

         Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the Corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the Corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the Corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

         2.5. Waiver of Notice. Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law ("DGCL"), a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

         2.6. Fixing of Record Date for Determining Stockholders. For the purpose of determining stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to demand a special meeting, or (c) to receive payment of any dividend, or in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the Corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution. The Corporation shall not close its stock transfer books for any purpose while any shares are listed on any stock exchange.

         2.7. Advance Notice of Business at Annual Meetings. At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be brought properly before an annual meeting, business must be either (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the President or the Board,  (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be brought properly before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation by the close of business on the Advance Notice Date (as defined below). A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,  (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of the corporation that are beneficially owned by the stockholder and  (4) any material interest of the stockholder in such business.

         For the purposes of these Bylaws, the "Advance Notice Date" shall be one of the following:

         (a) in the case of an annual meeting only, the date 75 days before the anniversary date of the prior year's meeting, if (i) there was an annual meeting in the prior year and (ii) the date of the current year's annual meeting is not more than 30 days before or after the anniversary date of the prior year's annual meeting; or

         (b) if clause (a) does not apply, the date 45 days prior to the date of the current year's annual meeting or a special meeting if at least 60 days' notice or prior public disclosure of the date of the current year's annual meeting or the special meeting is given or made; or

         (c) if neither clause (a) nor clause (b) applies, the date 15 days after the day on which notice of the date of the current year's annual meeting or the special meeting was mailed or public disclosure was made.

         Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.7, provided, however, that nothing in this Section 2.7 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

         The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure, and if the chairman should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         2.8. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make or have made, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this section shall require the corporation to include electronic mail addresses or other electronic contact information on such list.

Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled by this section to examine the stock ledger, the list required by this section or the books and records of the corporation or to vote in person or by proxy at any meeting of stockholders.

         2.9. Quorum. Except with respect to any greater requirement contained in the Certificate of Incorporation or the DGCL, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or the DGCL, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.10. Manner Of Acting. If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Certificate of Incorporation or the DGCL requires a greater number of affirmative votes. Whenever the DGCL permits a Corporation's Bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

         2.11. Proxies. A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 3 years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

         2.12. Voting Shares. Except as provided in the Certificate of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

         2.13. Voting for Directors.

                  2.13.1. Except as otherwise required by law, directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election.

                  2.13.2. Whenever any corporate action, other than the election of directors, is to be taken by vote of the stockholders at a meeting, it shall, except as otherwise required by law or the Certificate of Incorporation, be authorized by a majority of the votes cast thereat, in person or by proxy.

         2.14. Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order specified and if present and acting: the Chairman of the Board, the President, or if none of the foregoing is in office and present and acting, a chairman designated by the Board or, in the absence of such designation, a chairman chosen by the stockholders at the meeting. The Secretary of the Corporation, if present, shall act as secretary of every meeting, but if the Secretary is not present the chairman of the meeting shall appoint a secretary of the meeting.

         The Board may adopt such rules, regulations and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present, (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine, (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         2.15. Action Without A Meeting. Whenever stockholders are required or permitted to take any action at a meeting or by vote, such action may be taken without a meeting, without prior notice and without a vote, by consent in writing setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         2.16. Inspectors of Election.

                  2.16.1. The Chairman of any meeting of the stockholders may appoint one or more Inspectors of Election ("Inspectors"). Any Inspector may be removed, and a new Inspector or Inspectors appointed, by the Board at any time.

                  2.16.2. The Inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an Inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested.

                  2.16.3. Any Inspector so appointed to act at any meeting of the stockholders, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector at such meeting with strict impartiality, and according to the best of his or her ability.

                  2.16.4. The Inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, hear and determine all challenges and questions arising in connection with the right to vote, decide upon the qualifications of voters, accept, count and tabulate all votes and ballots (if any), declare the results of such vote, and do such acts as are proper to conduct the election or vote with fairness to all stockholders entitled to vote thereat.

                  2.16.5. Unless waived by vote of the stockholders pursuant to these Bylaws, the Inspectors shall deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively, as well as any challenge, question or matter determined by him or them at such meeting.

SECTION 3. BOARD OF DIRECTORS

         3.1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the DGCL.

         3.2. Number and Term. The Board shall be composed of not less than one nor more than nine Directors. Directors are divided into two classes, independent directors and non-independent directors. Independent director will hold office for a term of one (1) years; non-independent directors will hold office for a term of three (3) years. Each director shall hold office for the term for which elected and until a successor shall have been elected. Directors may be re-elected for successive terms.

        3.3. Annual and Regular Meetings. An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

         3.4. Special Meetings. Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

         3.5. Meetings by Communications Equipment. Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

         3.6. Notice Of Special Meetings. Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting. It shall be deemed sufficient notice to a director to send notice by mail at least five days before the meeting or by fax at least two days before the meeting.

         3.7. Waiver of Notice.

                  3.7.1. In Writing. Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

                  3.7.2. By Attendance. A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

         3.8. Quorum.

                  3.8.1. A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting, except that when the number of Directors constituting the whole Board shall be an even number, one-half of that number shall constitute a quorum. If less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

                  3.8.2. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

         3.9. Manner of Acting. If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

         3.10. Presumption of Assent. A Director of the Corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

         3.11. Action by Board or Committees Without a Meeting. Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the Corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

         3.12. Resignation. Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         3.13. Removal. At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Certificate of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

         3.14. Vacancies. If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the stockholders.

         3.15. Executive and Other Committees.

                  3.15.1. Creation Of Committees. The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Certificate of Incorporation, these Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board.

                  3.15.2. Authority of Committees. Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (1) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (2) approve or to propose to stockholders actions or proposals required by the DGCL to be approved by stockholders, (3) fill vacancies on the Board or any committee thereof, (4) amend the Certificate of Incorporation pursuant to DGCL, (5) adopt, amend or repeal Bylaws, (6) approve a plan of merger not requiring stockholder approval, or (7) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board may authorize a committee or a senior executive officer of the Corporation to do so within limits specifically prescribed by the Board.

                  3.15.3. Minutes of Meetings. All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

                  3.15.4. Removal. The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

         3.16. Compensation. By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the Corporation in any other capacity and receiving compensation therefore.

         3.17. Qualification of Directors. A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.

         3.18. Interest of Director in a Transaction.

                  3.18.1. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorized the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                  (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee, in good faith, authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than as quorum; or

                  (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved, in good faith, by vote of the stockholders; or

                  (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

                  3.18.2. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorized the contract or transaction.

SECTION 4. OFFICERS

         4.1. Appointment and Term. The officers of the Corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

         4.2. Resignation. Any officer may resign at any time by delivering written notice to the Corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

         4.3. Removal. Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

         4.4. Contract Rights of Officers. The appointment of an officer does not itself create contract rights.

         4.5. Chairman of the Board. If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

         4.6. Chief Executive Officer and President. The Chief Executive Officer and President of the Corporation shall have the general powers and duties of supervision and management usually vested in that position of a corporation.  The Chief Executive Officer and President shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation.  Except as the Board of Directors shall authorize the execution thereof in some other manner, the Chief Executive Officer and President shall execute bonds, mortgages and other contracts in behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or an Assistant Secretary.

        4.7. Chief Operating Officer. In the event of the death of the Chief Executive Officer or his or her inability to act, the Chief Operating Officer hall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board, with all the powers of and subject to all he restrictions upon the Chief Executive Officer. The Chief Operating Officer shall perform such other duties as from time to time may be assigned to them by the Chief Executive Officer or by or at the direction of the Board.

         4.8. Secretary. If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the Corporation records and stock registers, and authentication of the Corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

         4.9. Treasurer. If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

         4.10. Salaries. The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5. CERTIFICATES FOR SHARES AND THEIR TRANSFER.

         5.1. Issuance of Shares. No shares of the Corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

         5.2. Certificates for Shares. Certificates representing shares of the Corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

         Notwithstanding the foregoing provisions regarding certificates for stock, the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock be uncertificated. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be).

         5.3. Stock Records. The stock transfer books shall be kept at the principal office at the Corporation or at the office of the Corporation's transfer agent or registrar. The name and address of each person to whom]certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         5.4. Transfer of Shares of Stock. Subject to the restrictions, if any, stated or noted on the stock certificates, transfers of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled. Uncertificated shares of stock may be transferred in accordance with such rules and regulations as the Chairman of the Board, the President, or any Vice President, the Treasurer or the Secretary of the Corporation may deem expedient concerning such transfer.

         5.5. Lost or Destroyed Certificates. In the case of a lost, destroyed or damaged certificate, a new certificate (or uncertificated shares) may be issued in its place upon such terms and indemnity to the Corporation as the Board may prescribe.

SECTION 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         6.1. Action by Others. The Corporation (1) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director or an  officer of the Corporation and (2) except as otherwise required by Section 6.3 of this Article, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably] believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         6.2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

         6.3. Successful Defense. To the extent that it is determined by a final judicial determination that a person who is or was a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.1 or Section 6.2 of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees)actually and reasonably incurred by him or her in connection therewith.

         6.4. Specific Authorization. Any indemnification under Section 6.1 or Section 6.2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in said Sections 6.1 and 6.2. Such determination shall be made (1) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         6.5. Advance of Expenses. Expenses incurred by any person who may have a right of indemnification under this Article in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount if it shall ultimately be finally judicially determined that he or she is not entitled to be indemnified by the Corporation pursuant to this Article.

         6.6. Right of Indemnity Not Exclusive. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         6.7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, Section 145 of the DGCL or otherwise.

         6.8. Invalidity of Any Provisions of This Article. The invalidity or unenforceability of any provision of this Article shall not affect the validity or enforceability of the remaining provisions of this Article.

SECTION 7. AMENDMENTS.

         These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

SECTION 8. GENERAL PROVISIONS

         8.1. Fiscal Year. Except as otherwise designated from time to time by the Board , the fiscal year of the Corporation shall begin on the first day of January and end on the last day of December.

         8.2. Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board. The Secretary shall be the custodian of the seal, and a duplicate seal may be kept and used by any other officer the Board may authorize.

         8.3. Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as in effect from time to time.

         8.4. Execution of Instruments. The President and the Secretary shall have power to execute and deliver on behalf and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation, including deeds, contracts, mortgages, bonds, notes, debentures, checks, drafts and other orders for the payment of money. In addition, the Board, the President and the Secretary may expressly delegate such powers to any other officer or agent of the Corporation.

         8.5. Voting of Securities. The President and the Secretary, and each other person authorized by the Board, each acting singly, may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) at any meeting of stockholders or owners of other interests of any other corporation or organization the securities of which may be held by this Corporation. In addition, the Board, the President or the Secretary may expressly delegate such powers to any other officer or agent of the Corporation.

         8.6. Evidence of Authority. A certificate by the Secretary or a temporary secretary as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of that action.

         8.7. Transactions with Interested Parties. No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer is present at or participates in the meeting of the Board or a committee of the Board that authorizes the contract or transaction or solely because the vote of any such director is counted for such purpose, if:

                  (a) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board or such committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                  (b) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                  (c) The contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee of the Board or the stockholders.

         Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee that authorizes the contract or transaction.

         8.8. Books and Records. The books and records of the Corporation shall be kept at such places within or without the State of Delaware as the Board may from time to time determine.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1. That I am the duly elected and acting secretary of China Pharma Holdings, Inc., a Delaware corporation; and

2. That the foregoing Amended and Restated Bylaws, comprising fifteen (15) pages, constitute the Bylaws of said corporation as duly adopted by the board of directors of said corporation by a Unanimous Written Consent dated as of April 22, 2010.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 22th day of April 2010.

/s/ Jian Yang
Jian Yang, Secretary